                             LETTER OF TRANSMITTAL

                  To Tender Warrants to Purchase Common Stock

                                      of

                          LONE STAR INDUSTRIES, INC.

                       Pursuant to the Offer to Purchase
                            Dated September 3, 1999

                                      by

                            LEVEL ACQUISITION CORP.
                    an indirect wholly owned subsidiary of

                                 DYCKERHOFF AG

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON FRIDAY, OCTOBER 1, 1999, UNLESS THE OFFER IS
                                   EXTENDED.

                       The Depositary for the Offer is:

                                   EQUISERVE

        By Mail:                   By Hand:           By Overnight Delivery:



        EquiServe                  EquiServe                 EquiServe
    Corporate Actions       c/o Securities Transfer      Corporate Actions
       Suite 4660            & Reporting Services           Suite 4680
      P.O. Box 2569                  Inc.               14 Wall Street, 8th
 Jersey City, NJ 07303-     Attn: Corporate Actions            Floor
          2569               100 Williams Street,       New York, NY 10005
                                   Galleria
                              New York, NY 10038

 Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

You must sign this Letter of Transmittal in the appropiate space therefor provided below and complete the Substitute Form W-9 set forth below.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by warrantholders of Lone Star Industries, Inc. if certificates for Warrants (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Warrants is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). Warrantholders who deliver Warrants by book-entry transfer are referred to herein as "Book-Entry Warrantholders" and other warrantholders who deliver warrants are referred to herein as "Certificate Warrantholders."

  Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Warrants and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Warrants pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER WARRANTS BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution _____________________________________________
    Account Number ____________________________________________________________
    Transaction Code Number ___________________________________________________

[_] CHECK HERE IF TENDERED WARRANTS ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) ____________________________________________
    Window Ticket Number (if any) _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution that Guaranteed Delivery ______________________________ If delivered by Book-Entry Transfer, check box: [_]
    Account Number ____________________________________________________________
    Transaction Code Number ___________________________________________________

                       DESCRIPTION OF WARRANTS TENDERED
-------------------------------------------------------------------------------

     Name(s) and Address(es) of
        Registered Holder(s)
 (Please fill in, if blank, exactly
             as name(s)                              Warrants Tendered
appear(s) on warrant certificate(s))   (Attach additional signed list if necessary)
-----------------------------------------------------------------------------------
                                                         Number of
                                                         Warrants
                                         Warrant        Represented      Number of
                                       Certificate          by            Warrants
                                       Number(s)(1)  Certificate(s)(1)  Tendered(2)
                                      ---------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

                                      Total Warrants
-----------------------------------------------------------------------------------

 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY WARRANTHOLDERS.
 (2) UNLESS OTHERWISE INDICATED, ALL WARRANTS REPRESENTED BY WARRANT CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED. SEE INSTRUCTION 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                   PLEASE READ THE INSTRUCTIONS SET FORTH IN
                     THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Level Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Dyckerhoff Aktiengeseillschaft, a corporation formed under the laws of the Federal Republic of Germany ("Parent"), the above-described Common Stock Purchase Warrants (the "Warrants"), each representing the right to purchase two shares of common stock, per value $1.00 per share (the "Shares"), of Lone Star Industries, Inc., a Delaware corporation (the "Company"), at an exercise price of $18.75 per Warrant (or $9.375 per Share), issued pursuant to the Warrant Agreement, dated as of April 13, 1994, between the Company and Chemical Bank, as Warrant Agent (the "Warrant Agreement"), pursuant to Purchaser's offer to purchase all of the outstanding Warrants at a price of $81.25 per Warrant, net to the seller in cash, without interest upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 3, 1999, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Warrants tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering warrantholders to receive payment for Warrants validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of September 2, 1999 (the "Merger Agreement"), by and among Parent, Purchaser and the Company.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Warrants tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Warrants that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or Warrants or other securities issued or issuable in respect thereof on or after September 2, 1999 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such Warrants (and any and all Distributions), or transfer ownership of such Warrants (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Warrants (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants (and any and all Distributions), all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Felix Pardo in his capacity as an officer of Purchaser, and any individual who shall thereafter succeed to such office of Purchaser, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Warrants (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Warrants for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Warrants in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Warrants (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Warrants or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Warrants, Purchaser must be able to exercise full voting, consent and other rights with respect to such Warrants (and any and all Distributions), including voting at any meeting of the Company's warrantholders.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby and all Distributions, that the undersigned owns the Warrants tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Warrants complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Warrants tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Warrants tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that the Warrants tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after November 1, 1999, subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase.

  The undersigned understands that the valid tender of Warrants pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Warrants tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Warrants purchased and/or return any certificates for Warrants not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Warrants Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Warrants purchased and/or return any certificates for Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Warrants Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Warrants purchased and/or return any certificates evidencing Warrants not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Warrants tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Warrants from the name of the registered holder thereof if Purchaser does not accept for payment any of the Warrants so tendered.

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING WARRANTS THAT YOU OWN,
    HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

NUMBER OF WARRANTS REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES: ______



    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


   To be completed ONLY if the               To be completed ONLY if
 check for the purchase price of           certificates for Warrants not
 Warrants accepted for payment is          tendered or not accepted for
 to be issued in the name of               payment and/or the check for the
 someone other than the                    purchase price of Warrants
 undersigned, if certificates for          accepted for payment is to be sent
 Warrants not tendered or not              to someone other than the
 accepted for payment are to be            undersigned or to the undersigned
 issued in the name of someone             at an address other than that
 other than the undersigned or if          shown under "Description of
 Warrants tendered hereby and              Warrants Tendered."
 delivered by book-entry transfer
 that are not accepted for payment
 are to be returned by credit to an
 account maintained at a Book-Entry
 Transfer Facility other than the
 account indicated above.


 Issue check and/or Warrant                 Mail check and/or Warrant
 certificate(s) to:                        certificate(s) to:


 Name ______________________________       Name ______________________________
                (Please Print)                       (Please Print)
 Address ___________________________       Address ___________________________
                (Zip Code)                             (Zip Code)

 ___________________________________
 (Taxpayer Identification or Social        ___________________________________
          Security Number)                 (Taxpayer Identification or Social
      (See Substitute Form W-9)                     Security Number)
                                                (See Substitute Form W-9)

 [_]Credit Warrants delivered by
    book-entry transfer and not
    purchased to the Book-Entry
    Transfer Facility account.


 Account number ____________________

                                   IMPORTANT

                                   SIGN HERE

                      (Complete Substitute Form W-9 below)

     _______________________________________________________________


     _______________________________________________________________
                           (Signature(s) of Owner(s))

 Name(s) _____________________________________________________________________

 Name of Firm ________________________________________________________________
                                 (Please Print)

 Capacity (full title) _______________________________________________________
                              (See Instruction 5)

 Address _____________________________________________________________________


    -----------------------------------------------------------------------
                                                                    (Zip Code)

 Area Code and Telephone Number ______________________________________________

 Taxpayer Identification or Social Security Number ___________________________
                                                (see Substitute Form W-9)

 Dated _____________________________ , 1999

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on warrant certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)

                           (See Instructions 1 and 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

 Authorized signature(s) _____________________________________________________

 Name(s) _____________________________________________________________________

 Name of Firm ________________________________________________________________
                                 (Please Print)

 Address _____________________________________________________________________


    -----------------------------------------------------------------------
                                                                    (Zip Code)

 Area Code and Telephone Number ______________________________________________

 Dated _____________________________ , 1999

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee Of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Warrants) of Warrants tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Warrants are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery Of Letter Of Transmittal And Warrants; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by warrantholders of the Company either if Warrant certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Warrants is to be made by book-entry transfer pursuant to the procedures set forth herein and in
Section 3 of the Offer to Purchase. For a warrantholder validly to tender Warrants pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Warrants must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Warrants must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering warrantholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Warrantholders whose certificates for Warrants are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Warrants by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Warrants, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Warrants), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange is open for business.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Warrants, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Warrants tendered hereby.

  The method of delivery of the Warrants, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering warrantholder. The Warrants will be deemed delivered only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Warrants will be purchased. All tendering warrantholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Warrants for payment.

  3. Inadequate Space. If the space provided herein under "Description of Warrants Tendered" is inadequate, the number of Warrants tendered and the Warrant certificate numbers with respect to such Warrants should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to warrantholders who tender by book-entry transfer). If fewer than all the Warrants evidenced by any Warrant certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Warrants that are to be tendered in the box entitled "Number of Warrants Tendered." In any such case, new certificate(s) for the remainder of the Warrants that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Warrants represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures On Letter Of Transmittal; Warrant Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Warrants tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Warrant certificate or warrant power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants listed and transmitted hereby, no endorsements of Warrant certificates or separate warrant powers are required unless payment or certificates for Warrants not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Warrant certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants evidenced by certificates listed and transmitted hereby, the Warrant certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Warrant certificates. Signature(s) on any such Warrant certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Security Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all security transfer taxes with respect to the transfer and sale of any Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Warrants purchased is to be made to, or if certificates for Warrants not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any security transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Warrants purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Warrant certificates evidencing the Warrants tendered hereby.

  7. Special Payment And Delivery Instructions. If a check for the purchase price of any Warrants accepted for payment is to be issued in the name of, and/or Warrant certificates for Warrants not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any warrantholder(s) delivering Warrants by book-entry transfer may request that Warrants not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such warrantholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Warrants not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Warrants were delivered.

  8. Requests For Assistance Or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or Dealer Manager at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

  9. Waiver Of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Warrants tendered.

  10. Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a warrantholder surrendering Warrants in the Offer must, unless an exemption applies, provide the Depositary with such warrantholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the warrantholder upon filing an income tax return.

  The warrantholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Warrants. If the Warrants are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  If the tendering warrantholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such warrantholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the warrantholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such warrantholder if a TIN is provided to the Depositary within 60 days.

  Certain warrantholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign warrantholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  11. Lost, Destroyed Or Stolen Warrant Certificates. If any certificate(s) representing Warrants has been lost, destroyed or stolen, the warrantholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Warrants lost. The warrantholder will then be instructed as to the steps that must be taken in order to replace the Warrant certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Warrant certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED WARRANTS MUST BE RECEIVED BY THE DEPOSITARY OR WARRANTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING WARRANTHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax law, a warrantholder whose tendered Warrants are accepted for payment is required to provide the Depositary (as payer) with such warrantholder's correct taxpayer identification number on Substitute Form W-9 below. If such warrantholder is an individual, the taxpayer identification number is his social security number. If the Depositary is not provided with the correct taxpayer identification number, the warrantholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such warrantholder with respect to Warrants purchased pursuant to the Offer may be subject to backup withholding.

  Certain warrantholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that warrantholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt warrantholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the warrantholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a warrantholder with respect to Warrants purchased pursuant to the Offer, the warrantholder is required to notify the Depositary of such warrantholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such warrantholder is awaiting a taxpayer identification number).

  WHAT NUMBER TO GIVE THE DEPOSITARY

  The warrantholder is required to give the Depositary the social security number or employer identification number of the record owner of the Warrants. If the Warrants are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering warrantholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such warrantholder should write "Applied For" in the space provided for the TIN in
Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the warrantholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such warrantholder if a TIN is provided to the Depositary within 60 days.

                         PAYER'S NAME:



                           Part I--PLEASE PROVIDE
 SUBSTITUTE                YOUR TIN IN THE BOX AT       TIN: _________________
 Form W-9                  RIGHT AND CERTIFY BY         Social security number
 Department of             SIGNING AND DATING BELOW.         or Employer
 the Treasury                                           identification number
 Internal                  Part II--For Payees exempt from backup
 Revenue Service           withholding, see the enclosed Guidelines for
                           Certification of Taxpayer Identification Number on
                           Substitute Form W-9 and complete as instructed therein.

                          -----------------------------------------------------

 Payer's Request for Taxpayer Identification Number (TIN) and Certification
                          -----------------------------------------------------
                           Certification--Under penalties of perjury, I
                           certify that the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
                          -----------------------------------------------------

                           SIGNATURE: _____________________   DATE: ___________

Certification Instructions--See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitution Form W-9" for the appropriate TIN and signature for the certification. Persons awaiting a taxpayer identification number should complete the additional certification described below. Foreign persons claiming exemption from these requirements should consult the Depositary regarding proper establishment of the exemption.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
       BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
    TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

 SIGNATURE: ____________________________________    Date: ____________________

                    The Information Agent for the Offer is:

                [LOGO OF GEORGESON & COMPANY, INC. APPEARS HERE]

                               Wall Street Plaza
                            New York, New York 10005
                          Call Collect (212) 440-9800
                         Call Toll Free (800) 223-2064

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER
                                 1585 Broadway
                            New York, New York 10036
                          Call Collect (212) 761-4747